UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

Foot Locker, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the annual shareholders’ meeting of Foot Locker, Inc. (the “Company”) held on May 21, 2014 (the “2014 Annual Meeting”), shareholders approved the second amendment and restatement of the Foot Locker 2007 Stock Incentive Plan (the “Plan”). A summary of the terms and conditions of the Plan may be found on Pages 82 - 91 of the Company’s definitive proxy statement in connection with the 2014 Annual Meeting (the “2014 Proxy Statement”), which was filed with the Securities and Exchange Commission on April 11, 2014. A copy of the Plan is filed as Exhibit 10.1, which, in its entirety, is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2014 Annual Meeting, the Company’s shareholders voted on the five proposals set forth below. For more information on the proposals, please see the 2014 Proxy Statement, the relevant portions of which are incorporated herein by reference. The final voting results are listed below.

1. Shareholders elected four nominees to the Board of Directors for three-year terms expiring at the Annual Meeting of Shareholders in 2017:

Name	Votes For	Votes Withheld	Broker Non-Votes
Nicholas DiPaolo	116,680,896	3,091,724	7,814,870
Matthew M. McKenna	119,311,938	460,682	7,814,870
Steven Oakland	119,004,010	768,610	7,814,870
Cheryl Nido Turpin	118,669,264	1,103,356	7,814,870

Maxine Clark, Alan D. Feldman, Jarobin Gilbert Jr., Ken C. Hicks, Guillermo Marmol, and Dona D. Young, having previously been elected directors of the Company for terms continuing beyond the 2014 Annual Meeting, continue in office as directors.

2. With respect to the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,362,911	2,127,182	97,397	- 0 -
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3. With respect to the proposal to approve an amendment to the Certificate of Incorporation, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,500,060	151,393	121,167	7,814,870

A copy of the Certificate of Amendment of the Certificate of Incorporation is filed as Exhibit 3.1, which, in its entirety, is incorporated herein by reference.

4. With respect to the proposal to approve the second amendment and restatement of the Foot Locker 2007 Stock Incentive Plan, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,908,729	9,723,808	140,083	7,814,870

5. With respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,564,679	1,616,623	591,318	7,814,870

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

3.1	Certificate of Amendment of the Certificate of Incorporation

10.1	Foot Locker 2007 Stock Incentive Plan, Amended and Restated as of May 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)

Date: May 28, 2014	By:	/s/ Sheilagh M. Clarke
Vice President, Associate General Counsel and Assistant Secretary
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